UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

KBS STRATEGIC OPPORTUNITY REIT, INC.
(Exact name of registrant specified in its charter)

Maryland	000-54382	26-3842535
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300
Newport Beach, California 92660
(Address of principal executive offices)

Registrant's telephone number, including area code: (949) 417-6500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
On July 31, 2012, KBS Strategic Opportunity REIT, Inc. (the “Company”), through an indirect wholly owned subsidiary, acquired from Unigard Insurance Company a nine building office campus containing 326,384 rentable square feet located on approximately 46 acres of land in Bellevue, Washington (the “Bellevue Technology Center”). Subsequent to the acquisition of this property, the Company renamed the property from QBE Corporate Campus to Bellevue Technology Center. The Company hereby amends the Form 8-K dated July 31, 2012 to provide the required financial information related to its acquisition of the Bellevue Technology Center.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Bellevue Technology Center

	Report of Independent Auditors	F-1
	Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2011 and the Six Months Ended June 30, 2012 (unaudited)	F-2
	Notes to the Statements of Revenues Over Certain Operating Expenses for the Year Ended December 31, 2011 and the Six Months Ended June 30, 2012 (unaudited)	F-3

(b)	Pro Forma Financial Information

KBS Strategic Opportunity REIT, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5
	Unaudited Pro Forma Balance Sheet as of June 30, 2012	F-6
	Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2012	F-8
	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2011	F-10

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS STRATEGIC OPPORTUNITY REIT, INC.

Dated: September 26, 2012	BY:	/s/ David E. Snyder
David E. Snyder
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of
KBS Strategic Opportunity REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of the Bellevue Technology Center for the year ended December 31, 2011. This statement is the responsibility of the Bellevue Technology Center’s management. Our responsibility is to express an opinion on the statement based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Bellevue Technology Center’s revenues and expenses.
In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of the Bellevue Technology Center for the year ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California
September 26, 2012

BELLEVUE TECHNOLOGY CENTER
STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
(in thousands)

	Six Months Ended June 30, 2012	Year Ended December 31, 2011
	(unaudited)
Revenues:
Rental income	$1,375	$3,041
Tenant reimbursements and other revenue	692	1,485
Total revenues	2,067	4,526
Expenses:
Utilities	465	1,005
Repairs and maintenance	470	1,001
Real estate taxes and insurance	362	719
General and administrative	108	241
Total expenses	1,405	2,966
Revenues over certain operating expenses	$662	$1,560

See accompanying notes.

BELLEVUE TECHNOLOGY CENTER
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Year Ended December 31, 2011
and the Six Months Ended June 30, 2012 (unaudited)

1. DESCRIPTION OF REAL ESTATE PROPERTY
On July 31, 2012, KBS Strategic Opportunity REIT, Inc. (“KBS SOR”), through an indirect wholly owned subsidiary, acquired a nine building office campus containing 326,384 rentable square feet located on approximately 46 acres of land in Bellevue, Washington (the “Bellevue Technology Center”) from Unigard Insurance Company (the “Seller”). The seller is not affiliated with KBS SOR or KBS Capital Advisors LLC, KBS SOR’s external advisor. The contractual purchase price of the Bellevue Technology Center was $78.7 million plus closing costs.
KBS SOR is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate-related loans, opportunistic real estate, real estate-related debt securities and other real estate-related investments.
2. BASIS OF PRESENTATION
The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
The Bellevue Technology Center is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Bellevue Technology Center. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Bellevue Technology Center.
The accompanying unaudited statement of revenues over certain operating expenses for the six months ended June 30, 2012 has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the six months ended June 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.
An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Bellevue Technology Center was acquired from an unaffiliated party and (ii) based on due diligence of the Bellevue Technology Center by KBS SOR, management is not aware of any material factors relating to the Bellevue Technology Center that would cause this financial information not to be indicative of future operating results.
Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.
3. SIGNIFICANT ACCOUNTING POLICIES
Rental Revenues
Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $0.3 million for the year ended December 31, 2011 and decreased rental revenue by $0.1 million for the six months ended June 30, 2012 (unaudited), respectively.

BELLEVUE TECHNOLOGY CENTER
NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Year Ended December 31, 2011
and the Six Months Ended June 30, 2012 (unaudited)

Use of Estimates
The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. DESCRIPTION OF LEASING ARRANGEMENTS
As of December 31, 2011, the Bellevue Technology Center was 41% leased by six tenants. For the year ended December 31, 2011, the Bellevue Technology Center earned approximately 70% of its rental income from three tenants: one in the business support services industry and two tenants in the technology industry.
The tenant in the business support services industry occupies 45,025 rentable square feet, or approximately 14% of the total rentable square feet. Its lease expires on May 31, 2017, with one five-year extension option. For the year ended December 31, 2011, the Bellevue Technology Center earned 29% of its rental income from this tenant.
One tenant in the technology industry occupies 29,962 rentable square feet, or approximately 9% of the total rentable square feet. Its lease expires on May 31, 2017, with one five-year extension option. For the year ended December 31, 2011, the Bellevue Technology Center earned 22% of its rental income from this tenant.
The other tenant in the technology industry occupies 23,937 rentable square feet, or approximately 7% of the total rentable square feet. Its lease expires on December 31, 2013, with one three-year extension option. For the year ended December 31, 2011, the Bellevue Technology Center earned 19% of its rental income from this tenant.
No other tenant leases represented more than 10% of rental income for the year ended December 31, 2011.
5. FUTURE MINIMUM RENTAL COMMITMENTS
As of December 31, 2011, the future minimum rental receipts due under non-cancelable operating leases for the years ending December 31 were as follows (in thousands):

2012	$2,902
2013	2,868
2014	1,725
2015	1,912
2016	1,947
Thereafter	730
$12,084
6. COMMITMENTS AND CONTINGENCIES
Tenant Lease Termination Options
Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by the Bellevue Technology Center will be reduced.
Environmental
The Bellevue Technology Center is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Bellevue Technology Center’s financial condition and results of operations as of December 31, 2011.
7. SUBSEQUENT EVENTS
KBS SOR evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on September 26, 2012.

KBS STRATEGIC OPPORTUNITY REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Strategic Opportunity REIT, Inc. (“KBS SOR”) as of December 31, 2011 and June 30, 2012, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2011 and for the three and six months ended June 30, 2012, and the notes thereto. The consolidated financial statements of KBS SOR as of and for the year ended December 31, 2011 and the consolidated financial statements as of and for the three and six months ended June 30, 2012 have been included in KBS SOR’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Bellevue Technology Center, which are included herein.
The unaudited pro forma balance sheet as of June 30, 2012 has been prepared to give effect to the acquisition of the Bellevue Technology Center as if the acquisition occurred on June 30, 2012.
The unaudited pro forma statements of operations for the six months ended June 30, 2012 and for the year ended December 31, 2011 have been prepared to give effect to the acquisition of the Bellevue Technology Center, as if the acquisition occurred on January 1, 2011.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Bellevue Technology Center been consummated as of January 1, 2011. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2012
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustment
		Bellevue Technology Center (b)		Pro Forma Total
Assets
Real estate, net	$105,276	$77,917	(c)	$183,193
Real estate loan receivable, net	35,700	—		35,700
Real estate securities ($27.7 million pledged under repurchase agreements)	36,305	—		36,305
Total real estate and real estate-related investments, net	177,281	77,917		177,281
Cash and cash equivalents	136,085	(78,575)	(b)	57,510
Investment in unconsolidated joint venture	8,000	—		8,000
Rents and other receivables, net	1,460	—		1,460
Above-market leases, net	2,218	658	(c)	2,876
Prepaid expenses and other assets	3,356	—		3,356
Total assets	$328,400	$—		$328,400
Liabilities and stockholders’ equity
Notes payable and repurchase agreements:
Notes payable	$30,618	$—		$30,618
Repurchase agreements on real estate securities	18,177	—		18,177
Total notes payable and repurchase agreements	48,795	—		48,795
Accounts payable and accrued liabilities	3,055	—		3,055
Due to affiliates	80	—		80
Below-market leases, net	368	—		368
Security deposits and other liabilities	1,280	—		1,280
Total liabilities	53,578	—		53,578
Commitments and contingencies
Redeemable common stock	5,809	—		5,809
Equity
KBS Strategic Opportunity REIT, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 31,956,213 shares issued and outstanding, 31,956,213 pro forma shares	320	—		320
Additional paid-in capital	274,691	—		274,691
Cumulative distributions and net losses	(20,685)	—		(20,685)
Accumulated other comprehensive gain	114	—		114
Total KBS Strategic Opportunity REIT, Inc. stockholders’ equity	254,440	—		254,440
Noncontrolling interests	14,573	—		14,573
Total equity	269,013	—		269,013
Total liabilities and stockholders’ equity	$328,400	$—		$328,400

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of June 30, 2012

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q as of June 30, 2012.

(b)
Represents the acquisition of the Bellevue Technology Center. The purchase price (net of closing credits) of the Bellevue Technology Center was $78.6 million. This amount was funded from cash available from proceeds, net of offering costs, from KBS SOR’s initial public offering through the acquisition date.

(c)
KBS SOR determined the cost of tangible assets and identifiable intangibles (consisting of above-market leases and tenant origination and absorption costs) acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Bellevue Technology Center
Revenues:
Rental income	$5,631	$2,100	(b)	$7,731
Tenant reimbursements	540	632	(c)	1,172
Interest income from real estate securities	669	—		669
Other operating income	52	60	(d)	112
Total revenues	6,892	2,792		9,684
Expenses:
Operating, maintenance, and management	3,103	1,043	(e)	4,146
Real estate taxes and insurance	1,185	362	(f)	1,547
Asset management fees to affiliate	638	296	(g)	934
Real estate acquisition fee to affiliate	80	—		80
General and administrative expenses	1,863	—		1,863
Depreciation and amortization	3,411	1,229	(h)	4,640
Interest expense	1,347	—		1,347
Total expenses	11,627	2,930		14,557
Other income:
Other interest income	46	—		46
Gain from extinguishment of debt	581	—		581
Total other income	627	—		627
Loss from continuing operations	(4,108)	(138)		(4,246)
Discontinued operations:
Gain on sale of real estate, net	595	—		595
Total income from discontinued operations	595	—		595
Net loss	(3,513)	(138)		(3,651)
Net loss attributable to noncontrolling interests	21	—		21
Net loss attributable to common stockholders	$(3,492)	$(138)		$(3,630)
Basic and diluted income (loss) per common share:
Continuing operations	(0.15)			(0.13)
Discontinued operations	0.02			0.02
Net loss per common share	$(0.13)			$(0.11)
Weighted-average number of common shares outstanding, basic and diluted	26,586,148			31,956,213

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012

(a)	Historical financial information derived from KBS SOR’s Quarterly Report on Form 10-Q for the six months ended June 30, 2012.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets, for the six months ended June 30, 2012. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets are amortized over the remaining non-cancelable terms of the respective lease. The seller of the Bellevue Technology Center entered into an agreement to lease 67,378 rentable square feet as of the date of acquisition. The pro forma adjustment assumes the same lease was entered into on the pro forma acquisition date of January 1, 2011.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2012, based on historical operations of the previous owner.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2012, based on historical operations of the previous owner.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2012, based on historical operations of the previous owner.

(f)
Represents real estate taxes and insurance expense incurred by the Bellevue Technology Center (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2012 based on historical operations of the previous owner.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2012 that would be due to affiliates of KBS SOR had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR's advisor equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR's advisor.

(h)
Represents depreciation expense (not reflected in the historical statement of operations of KBS SOR) for the six months ended June 30, 2012. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

KBS STRATEGIC OPPORTUNITY REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011
(in thousands, except share and per share amounts)

	KBS Strategic Opportunity REIT Historical (a)	Pro Forma Adjustment		Pro Forma Total
		Bellevue Technology Center
Revenues:
Rental income	$3,595	$4,545	(b)	$8,140
Tenant reimbursements	276	1,358	(c)	1,634
Interest income from real estate loans receivable	311	—		311
Interest income from real estate securities	53	—		53
Other operating income	43	127	(d)	170
Total revenues	4,278	6,030		10,308
Expenses:
Operating, maintenance, and management	2,957	2,247	(e)	5,204
Real estate taxes and insurance	888	719	(f)	1,607
Asset management fees to affiliate	328	592	(g)	920
Real estate acquisition fees and expenses	1,139	—		1,139
Real estate acquisition fees and expenses to affiliate	460	—		460
Costs related to foreclosure of loans receivable	901	—		901
General and administrative expenses	2,005	—		2,005
Depreciation and amortization	3,203	2,359	(h)	5,562
Interest expense	313	—		313
Total expenses	12,194	5,917		18,111
Other income:
Other interest income	117	—		117
Net (loss) income	(7,799)	113		(7,686)
Net loss attributable to noncontrolling interests	218	—		218
Net (loss) income attributable to common stockholders	$(7,581)	$113		$(7,468)
Net loss per common share, basic and diluted	$(0.66)			$(0.36)
Weighted-average number of common shares outstanding, basic and diluted	11,432,823			20,300,812

KBS STRATEGIC OPPORTUNITY REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2011

(a)	Historical financial information derived from KBS SOR’s Annual Report on Form 10-K for the year ended December 31, 2011.

(b)
Represents base rental income (not reflected in the historical statement of operations of KBS SOR), including amortization of above-market lease assets, for the year ended December 31, 2011. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2011. Above-market lease assets are amortized over the remaining non-cancelable terms of the respective lease. The seller of the Bellevue Technology Center entered into an agreement to lease 67,378 rentable square feet as of the date of acquisition. The pro forma adjustment assumes the same lease was entered into on the pro forma acquisition date of January 1, 2011.

(c)
Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011, based on historical operations of the previous owner.

(d)
Represents other operating income from tenants (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011, based on historical operations of the previous owner.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011, based on historical operations of the previous owner.

(f)
Represents real estate taxes and insurance expense incurred by the Bellevue Technology Center (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011 based on historical operations of the previous owner.

(g)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011 that would be due to affiliates of KBS SOR had the asset been acquired on January 1, 2011. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment. This amount includes any portion of the investment that was debt financed and is inclusive of acquisition expenses related thereto, but excludes acquisition fees payable to KBS SOR's advisor.

(h)
Represents depreciation expense (not reflected in the historical statement of operations of KBS SOR) for the year ended December 31, 2011. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the shorter of the life of the lease or the expected useful life. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.